CURRENT AND DEFERRED TAXES (Details 5) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Current tax expense
Current tax expense	$ 127,024	$ 87,307	$ 92,916
Adjustment to previous period's current tax	489	2,083	(395)
Total current tax expense, net	127,513	89,390	92,521
Deferred tax expense
Deferred expense for taxes related to the creation and reversal of temporary differences	45,991	73,814	(270,904)
Reduction (increase) in value of deferred tax assets during the evaluation of its usefulness
Total deferred tax expense, net	45,991	73,814	(270,904)
Income tax expense	$ 173,504	$ 163,204	$ (178,383)